SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                      25-Jun-02

Morgan Stanley Dean Witter Capital I, Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF April 1, 2002 PROVIDING FOR THE ISSUANCE OF
MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2002-NC2)

Morgan Stanley Dean Witter Capital I Inc.
(Exact name of registrant as specified in its charter)

Delaware                                     333-59060-11
(State or Other                              (Commission
Jurisdiction of                              File Number)
Incorporation)

13-3291626
(I.R.S. Employer
Identification
Number)

1585 Broadway
New York, NY                                             10036
(Address of Principal                              (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 296-7000

Item 5.  Other Events

           On     25-Jun-02     a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
  25-Jun-02   The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.            Monthly Report Information:
              See Exhibit No.1

B.            Have any deficiencies occurred?   NO.
                                Date:
                                Amount:

C.            Item 1: Legal Proceedings:     NONE

D.            Item 2: Changes in Securities: NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.            Item 5: Other Information - Form 10-Q, Part II -
              Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

              Exhibit No.

1. Monthly Distrib Rep dated:                        06/25/02

MORGAN STANLEY DEAN WITTER CAPITAL I, Inc.
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2002-NC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                   06/25/02



Class               Cusip
A-1               61746WPA2
A-2               61746WNY2
M-1               61746WPB0
M-2               61746WPC8
B-1               61746WNZ9
X                    N/A
P                    N/A
UT-R                 N/A


                  Beginning
                 Certificate
Class               Bal(1)
A-1              282,802,946.60
A-2              196,457,426.96
M-1               35,196,000.00
M-2               32,263,000.00
B-1               27,864,000.00
X                 10,265,617.60
P                          0.00
UT-R                       0.00
Total            584,848,991.16


Class                Prin
A-1                2,518,064.97
A-2                1,708,518.56
M-1                        0.00
M-2                        0.00
B-1                        0.00
X                          0.00
P                          0.00
UT-R                       0.00
Total              4,226,583.53


Class                Int
A-1                  475,658.84
A-2                  333,104.46
M-1                   75,006.59
M-2                   85,066.78
B-1                   92,972.88
X                  2,939,304.41
P                     53,822.76
UT-R                       0.00
Total              4,054,936.72


Class               Losses
A-1                        0.00
A-2                        0.00
M-1                        0.00
M-2                        0.00
B-1                        0.00
X                          0.00
P                          0.00
UT-R                       0.00
Total                      0.00


                    Ending
                 Certificate
Class                Bal
A-1              280,284,881.63
A-2              194,748,908.40
M-1               35,196,000.00
M-2               32,263,000.00
B-1               27,864,000.00
X                 10,265,617.60
P                          0.00
UT-R                       0.00
Total            580,622,407.63


AMOUNTS PER $1,000 UNIT

Class                Prin
A-1                    8.876490
A-2                    8.657741
M-1                    0.000000
M-2                    0.000000
B-1                    0.000000
X                      0.000000


Class                Int
A-1                    1.676756
A-2                    1.687972
M-1                    2.131111
M-2                    2.636667
B-1                    3.336667
X                    286.322284


Class               Total
A-1                    10.55325
A-2                    10.34571
M-1                     2.13111
M-2                     2.63667
B-1                     3.33667
X                     286.32228


                    Ending
                 Certificate
Class                Bal
A-1                  988.038839
A-2                  986.869912
M-1                 1000.000000
M-2                 1000.000000
B-1                 1000.000000
X                    999.990025


Class               Losses
A-1                    0.000000
A-2                    0.000000
M-1                    0.000000
M-2                    0.000000
B-1                    0.000000
X                      0.000000


                   Current
                 Pass-Through
Class              Int Rate
A-1                     2.16250%
A-2                     2.18000%
M-1                     2.74000%
M-2                     3.39000%
B-1                     4.29000%
X                       6.46168%


Section 4.02 (i.)
PRINCIPAL DISTRIBUTIONS
Curtails                                            65,208.30
Payments in Full                                 3,782,458.84
Liq Proceeds                                             0.00
                                                 3,847,667.14
Section 4.02 (ii)(iii)
INTEREST DISTRIBUTIONS
                                      Unpaid           Unpaid
                                Interest Amt     Interest Amt
Class          Int Distrib Amt.     Included        Remaining
A-1                  475,658.84           $0               $0
A-2                  333,104.48           $0               $0
M-1                   75,006.59           $0               $0
M-2                   85,066.78           $0               $0
B-1                   92,972.88           $0               $0
X                  2,939,304.41            NA               NA
TOTAL              4,001,113.98           $0               $0

                     Basis Risk
                  Carry Forward
                 Amount Covered
Class
A-1                          $0
A-2                          $0
M-1                          $0
M-2                          $0
B-1                          $0
X                             NA
TOTAL                        $0

Reduction from the Allocatinon of:

                     Basis Risk
                  Carry Forward    Realized
                         Amount       Losses             RAIS
Class                         $0           $0               $0
A-1                           $0           $0               $0
A-2                           $0           $0               $0
M-1                           $0           $0               $0
M-2                           $0           $0               $0
B-1                           $0           $0               $0
X                             $0           $0               $0
TOTAL                         $0           $0               $0



Section 4.02 (v.)
BALANCES AS OF:                                      25-Jun-02
Stated Prin Bal of Mort Loans                  580,622,407.63

Section 4.02 (vi.)
MAS SERV COMP                                      243,686.99

Section 4.02 (viii.)
P&I ADVANCES
Current Period Advances                      648,121
Outstanding Advances                         672,220


Section 4.02 (ix.)
DELINQ INFO                                  Number
*1-29 days delinquent                                     260
*30-59 days delinquent                                     24
*60-89 days delinquent                                      0
*90 or more days delinquent                                 0
Foreclosures                                                0
Bankruptcies                                                0

Section 4.02 (ix.)                           Unpaid Prin
DELINQ INFO                                  Balance
*1-29 days delinquent                           36,427,126.43
*30-59 days delinquent                           2,821,891.78
*60-89 days delinquent                                   0.00
*90 or more days delinquent                              0.00
Foreclosures                                             0.00
Bankruptcies                                             0.00

Section 4.02 (ix.)                           Stated Prin
DELINQ INFO                                  Balance
*1-29 days delinquent                           36,386,835.98
*30-59 days delinquent                           2,817,813.01
*60-89 days delinquent                                   0.00
*90 or more days delinquent                              0.00
Foreclosures                                             0.00
Bankruptcies                                             0.00

*Note:  In accordance with the Master Servicer, the Delinquency
Information relates to the Prepayment Period.


Section 4.02 (x.)
SCHEDULED PAYMENTS              Payments Due Delinq >= 60 Days
              May-02            $4,626,154.22           $0.00
              Apr-02            $4,740,220.72           $0.00
              Mar-02                   $0.00            $0.00
              Feb-02                   $0.00            $0.00
              Jan-02                   $0.00            $0.00
              Dec-01                   $0.00            $0.00
              Nov-01                   $0.00            $0.00
              Oct-01                   $0.00            $0.00
              Sep-01                   $0.00            $0.00
              Aug-01                   $0.00            $0.00
              Jul-01                   $0.00            $0.00
              Jun-01                   $0.00            $0.00


Section 4.02 (xi.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
              Unpd Prin                      Std Prin
Loan #        Bal                            Bal

Section 4.02 (xii.)
REO INFORMATION
Number of REO Loans                                         0
Stated Principal Balance of REO Properties                  0
Tot Bk Val of REO Props:                                    0

Section 4.02 (xiii.)
Stepdown Date Occurrence                     NO
Trigger Event Occurrence                     NO
Aggregate Balance of loans 60+ days delinquen                0

Section 4.02 (xiv.)
Amount on Deposit in Excess Reserve Fund
                                                         0.00

Section 4.02 (xv.)
REALIZED LOSSES
Real Losses incurred during related Prepay Period
Tot Real Losses                                          0.00
Cum Real Losses                                          0.00

Section 4.02 (xvi.)
Net Monthly Excess Cash Flow                     2,939,304.40
Allocation to Applied Realized Losses                    0.00
Allocation to Unpaid Interest Amounts                    0.00

Section 4.02 (xvii.)
Subordination Amount                            10,265,617.60
Required Subordinated Amount                    10,265,617.60

Section 4.02 (xviii.)
Prepay Charges                                      53,822.76


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              MORGAN STANLEY DEAN WITTER
              CAPITAL I INC.

              By: /s/ Eve Kaplan
              Name:  Eve Kaplan
              Title: Vice President
              U.S. Bank National Association

Dated:                 6/25/2002